Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Opendoor Technologies Inc. (the “Company”) for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Eric Wu, Chief Executive Officer of the Company, and Carrie Wheeler, Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 12, 2021	By:	/s/ Eric Wu
Eric Wu
Chief Executive Officer
(Principal Financial Officer)

Date:	May 12, 2021	By:	/s/ Carrie Wheeler
Carrie Wheeler
Chief Financial Officer
(Principal Financial Officer